                               IIC INDUSTRIES INC.
                           171 MADISON AVE, SUITE 200
                            NEW YORK, NEW YORK 10016

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ----------------------

                                OCTOBER 28, 1999

                             ----------------------

    NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of IIC INDUSTRIES INC. (the "Company") will be held on Thursday, October 28, 1999 at 3:00 P.M., London time (10:00 A.M., New York time), at the offices of CP Holdings Limited ("CP") at CP House, Otterspool Way, Watford By-Pass, Watford, for the following purposes:

    Proposal (1)   to elect five directors, to serve until the next Annual
                   Meeting and until their respective successors shall have been duly chosen and qualified;

    Proposal (2)   to ratify the selection of KPMG Peat Marwick LLP as
                   independent public accountants of the Company for the year ending December 31, 1999; and

    Proposal (3)   to transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

    Only the holders of record of Common Stock of the Company at the close of business on September 23, 1999, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at such Annual Meeting, or any adjournment thereof.

    A copy of the Annual Report of the Company for the fiscal year ended December 31, 1998 is being mailed with the attached proxy statement.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY.


                                        By Order of the Board of Directors



                                        Fortunee F. Cohen
                                        Secretary


New York, New York
September 30, 1999

                              IIC INDUSTRIES INC.
                          171 MADISON AVE, SUITE 200
                           NEW YORK, NEW YORK 10016

                             ---------------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON OCTOBER 28, 1999

                            ---------------------

                              GENERAL INFORMATION

    This Proxy Statement and the accompanying proxy are being furnished in connection with the solicitation by the Board of Directors of IIC INDUSTRIES INC. (the "Company") of proxies for use in voting at the Annual Meeting of Stockholders of the Company to be held on Thursday, October 28, 1999 at 3:00 P.M., London time (10:00 A.M., New York time), at the offices of CP Holdings Limited ("CP") at CP House, Otterspool Way, Watford By-Pass, Watford, and at any adjournment or adjournments thereof. Any proxy given pursuant to this solicitation may be revoked at any time prior to the voting thereof. Unless instructions to the contrary are received, proxies will be voted in favor of the proposals referred to herein. A proxy executed in the form enclosed may be revoked by the person signing the same by giving written notice of the revocation to the Secretary of the Company at any time before the authority granted thereby is exercised.

    WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO SIGN AND RETURN THE ACCOMPANYING PROXY REGARDLESS OF THE NUMBER OF SHARES YOU OWN. Shares can be voted at the Annual Meeting only if the holder is represented by proxy or is present.

                                 VOTING RIGHTS

    All voting rights are vested exclusively in the holders of the Common Stock of the Company. Only stockholders of record at the close of business on September 23, 1999 will be entitled to receive notice of and to vote at the meeting. Each holder of Common Stock as of September 23, 1999 is entitled to one vote for each share held. As of September 23, 1999 the Company had outstanding a total of 5,693,472 shares of such stock.

    The holders of a majority of the issued and outstanding Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Abstentions are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions are not counted as votes cast on the proposed election of directors, but will have the same legal effect as a vote against the ratification of the appointment of independent auditors. Broker non-votes are not counted as votes cast on any matter to which they relate.

                    STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN
                               BENEFICIAL HOLDERS

    The following table sets forth certain information, as of September 23, 1999, concerning the ownership of the Common Stock by (a) each of the Company's current directors and nominees, (b) all current directors, officers and significant employees of the Company as a group, and (c) each person who, to the best of the Company's knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock. Except as otherwise indicated, the stockholders listed in the table have the sole voting and investment power with respect to the shares indicated.

===========================================================================================
 Name and Address of                                       Shares of            Percent
 Beneficial Owner                                          Common Stock         of Class
                                                        Beneficially Owned
-------------------------------------------------------------------------------------------
 Bernard Schreier                                       4,494,971(1)              78.9%
 Heriots
 Stanmore Common
 Middlesex HA7 3HG England
-------------------------------------------------------------------------------------------
 Michael M. Wreschner                                   4,426,971(2)              77.8%
 10 Raleigh Close
 Hendon
 London NW4 2TA England
-------------------------------------------------------------------------------------------
 John Smith                                             4,426,971(2)              77.8%
 10 Bearswood End
 Beaconsfield, Bucks HP9 2NR England
-------------------------------------------------------------------------------------------
 Wilfred Wyler                                                -0-                   --
 333 Central Park West
 New York, New York 10025
-------------------------------------------------------------------------------------------
 Alfred L. Simon                                              -0-                   --
 334 West 87th Street, #6A
 New York, New York 10024
-------------------------------------------------------------------------------------------
 Fortunee F. Cohen                                             96(3)                 *
 1967 East 1st Street
 Brooklyn, New York 11223
-------------------------------------------------------------------------------------------
 Kenyon Phillips Limited/                               4,426,971(4)              77.8%
 CP Holdings Limited
 CP House, Otterspool Way,
 Watford By-Pass,
 Watford WD2 8HG England
-------------------------------------------------------------------------------------------
 Jozsef Ferenc Polgar                                         -0-                   --
 1133 Budapest
 Ipoly UTCA 5/F
 Hungary
-------------------------------------------------------------------------------------------
 Moshe Gershi                                                 -0-                   --
 16 Ravenscroft Avenue
 London NW11 England
-------------------------------------------------------------------------------------------
 Zvi Borowitsh                                                -0-                   --
 8 Hamanor Street
 P.O.B. 214 Holon
 58101 Israel
-------------------------------------------------------------------------------------------
 All directors and officers as a group (10 persons)     4,495,067                 79.0%
===========================================================================================


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* Represents beneficial ownership of less than 1% of the Common Stock of the Company.

(1) Represents 4,426,971 shares of Common Stock beneficially owned by CP through its wholly-owned subsidiary, Kenyon Phillips Ltd ("Kenyon") and 68,000 shares of Common Stock beneficially owned by the Estate of Gideon Schreier. Mr. Bernard Schreier is Chairman and Managing Director of CP.

(2) Represents 4,426,971 shares of Common Stock beneficially owned by CP through its wholly-owned subsidiary Kenyon. Mr. Wreschner and Mr. Smith are directors of CP.

(3) Represents 96 shares of Common Stock beneficially owned by Fortunee F. Cohen, as custodian for Joyce Cohen and Elliott Cohen, who each own 48 shares of Common Stock.

(4) Kenyon beneficially owns an aggregate of 4,426,971 shares of Common Stock of the Company, constituting 77.8% of the Company's outstanding voting securities. According to the Schedule 13D filed by Kenyon, it is owned and controlled by CP. The Company is also informed that 90% of CP's voting securities are controlled by Bernard Schreier. Mr. Schreier owns 30% of the shares directly and serves as trustee for a trust for the benefit of his late son's family and a trust for his daughter's family, each of which own 30% of CP's voting securities.

    COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires officers and directors of the Company and persons who own more than ten percent of the Common Stock, to file initial statements of beneficial ownership (Form
3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

    To the Company's knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, during 1998 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                              ---------------------

               PROPOSAL (1) -- NOMINEES FOR ELECTION AS DIRECTORS

    The Board of Directors of the Company currently consists of five members. At the forthcoming Annual Meeting, five persons have been nominated by the Board of Directors for election to hold office until the next annual meeting and until their successors are elected and have been qualified.

    Unless authority to do so is withheld, it is intended that the proxies solicited by the Board of Directors will be voted for the nominees named below for the five directors to be elected by the stockholders at the Annual Meeting to serve until the next Annual Meeting and until their respective successors shall have been duly chosen and qualified. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxies will be voted (in the discretion of the holders of such proxies) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board of Directors is not aware of any circumstances likely to cause any nominee to become unavailable for election. The election of directors requires a plurality vote of those shares of Common Stock represented at the meeting. The nominees are:

      NAME OF NOMINEE,                                                      DATE OF INITIAL
      AGE AND POSITION                 PRINCIPAL OCCUPATION            ELECTION AS DIRECTOR (AND
     HELD WITH COMPANY               FOR PREVIOUS FIVE YEARS            APPOINTMENT AS OFFICER)
---------------------------   -------------------------------------   ---------------------------
Bernard Schreier, 81          Chairman and Managing Director of       August 6, 1989 as Director
 Director and Chairman of     CP Holdings Limited group of            and Chairman of the
 the Board and President      companies.                              Board and October 25,
                                                                      1989 as President
Michael M. Wreschner, 53      Executive Director of CP Holdings       October 25, 1989 as
 Director, Assistant          Limited group of companies.             Director and
 Secretary                                                            November 1991 as
                                                                      Assistant Secretary
John E. Smith, 50             Executive Director of CP and a          October 29, 1998
 Director                     Director of several CP subsidiaries.

Wilfred Wyler, 91             Senior Partner, Wilfred Wyler and       December 8, 1982
 Director                     Co. (Certified Public Accountants).

Alfred L. Simon, 59           Managing Associate of American          September 14, 1990
 Director                     Capital Group (since June 1988);
                              Registered Principal of Havkit
                              Corporation (an NASD member
                              firm) (since 1993).

MEETINGS AND COMMITTEE OF THE BOARD OF DIRECTORS

    The Company has no standing nominating or compensation committee of the Board of Directors. During the year ended December 31, 1998, the Board of Directors held one meeting at which all of the directors were present except Mr. Wyler and Mr. Smith.

    On February 2, 1998 the Board appointed an Audit Committee consisting of Michael Wreschner, Wilfred Wyler and Alfred Simon.

                               EXECUTIVE OFFICERS

    The following table sets forth information, as of September 23, 1998, relating to each executive officer of the Company.

                                                            DATE OF
                                                          APPOINTMENT
         NAME          AGE          POSITION               AS OFFICER
--------------------- ----- ----------------------- -----------------------
  Bernard Schreier    81    Chairman of the Board   August 6, 1989 as
                            and President           Chairman of the Board,
                                                    October 25, 1989 as
                                                    President

  Fortunee F. Cohen   72    Secretary               October 25, 1989

    Ms. Cohen, prior to her appointment as Secretary of the Company in October of 1989, was the Director of Shareholder Relations of the Company.

    The terms of office of the executive officers extend until the 1999 Annual Meeting to be held on October 28, 1999 and until their successors have been duly chosen and qualified. It is expected that the Company's newly elected Board of Directors will reappoint the current officers to their current positions.

    Since 1989, Michael Wreschner, a chartered accountant and director of the Company, has been assisting the Company with financial matters since the Company does not have a chief financial officer.

    The following officers of the Company's subsidiaries perform significant policy making functions for the Company:


          NAME              AGE               POSITION
------------------------   -----   ------------------------------
  Jozsef Ferenc Polgar     56      Chief Executive Officer,
                                   Investor, RT

  Zvi Borowitsh            61      Managing Director,
                                   Israel Tractors and Equipment
                                   Company Limited

  Moshe Gershi             47      General Manager,
                                   Balton C.P. Limited

    Jozsef Ferenc Polgar is the Chief Executive Officer of Investor, RT ("Investor") and the Chairman of the Boards of Investor's subsidiaries, Interag RT and Agrimpex RT. Prior to his positions with Investor and its subsidiaries, Mr. Polgar was the General Manager of trade development and finance at the Hungarian Ministry of Trade (1975-1988) and head of the business department of Prometheus Company (1970-1975).

    Zvi Borowitsh has been the Managing Director of Israel Tractors and Equipment Company Limited since July 1989. Mr. Borowitsh is also the Chairman of Israel Quarrying & Mining Associations and an Assistant Professor of Earthmoving Technology and Management at Haifa Technion.

    Moshe Gershi has been the General Manager of Balton C.P. Limited since April 1991. In his prior positions he served as General Manager (January 1991 to June
1991), Director of Corporate Finance (January 1989 to January 1991) and Treasurer (January 1987 to December 1988) of Koor Trade Ltd. which, through its wholly-owned subsidiary Koor USA, Inc., was the principal shareholder (49.71%) of the Company's outstanding voting securities until July 25, 1989.

                            EXECUTIVE COMPENSATION

    Mr. Bernard Schreier received no compensation from the Company for serving as Chairman of the Board and President in 1998. No executive officer received compensation (including bonuses) in excess of $100,000 during 1998. Each director receives an annual fee of $10,000 plus $500 for attendance at each Board of Directors meeting. The total amount of annual fees paid to the directors as a group for 1998 (including reimbursed costs) was approximately $56,000 most of which was applied to pay the premium for the directors and officers liability insurance maintained by the directors for 1998.

    In November 1989, the Company entered into an agreement with CP pursuant to which the Company reimburses CP the amount of $4,000 per month paid by CP to certain officers of the Company for time spent working for the Company.

                              CERTAIN TRANSACTIONS

    During 1998, the Company incurred expenses of $1.05 million net of expense reimbursements, payable to CP in connection with certain management and related services provided by CP to the Company and its subsidiaries.

    During 1998, Israel Tractor purchased machinery and equipment which, at the request of the supplier, was channeled through CP. For rendering this service, CP received a fee of 2% of the purchases, or approximately $287,000. The fee was used to cover administration, financing and dealings with the major supplier.

    CP is the ultimate parent company of the Company. Bernard Schreier is the chairman of the board and the controlling stockholder of CP. Bernard Schreier, Michael M. Wreschner and John E. Smith serve as executive officers of CP.

                               PERFORMANCE GRAPH

    Set forth below is a line graph comparing the cumulative total stockholder return of the Company's Common Stock, based on the market price of Common Stock and assuming reinvestment of dividends, with the cumulative total return of companies on the NASDAQ Market Index. Because of its current diverse business in foreign jurisdictions, the Company has been unable to identify a peer group consisting of companies in a similar line of business, and instead has provided a comparison with a "peer group" of companies with a similar market capitalization.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG IIC INDUSTRIES, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX


                              -----------------------------------FISCAL YEAR ENDING---------------------------

COMPANY/INDEX/MARKET          12/31/1993   12/30/1994   12/29/1995     12/31/1996     12/31/1997    12/31/1998

IIC Industries Inc.              100.00      114.81        86.24          76.72          89.42          76.19

Customer Selected Stock List     100.00       76.05        86.09          80.66          87.58          61.19

NASDAQ Market Index              100.00      104.99       136.18         169.23         207.00          291.96


                      ASSUMES $100 INVESTED ON JAN 1, 1994
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1998

                             ---------------------

        PROPOSAL (2) -- RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

    Unless instructed to the contrary, the persons named in the enclosed proxy intend to vote the same in favor of the ratification of the selection of KPMG Peat Marwick LLP as independent public accountants to the Company to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1999, to serve until the next Annual Meeting of Stockholders, unless such employment shall be earlier terminated. That firm has reported to the Company that it is independent within the meaning of the Exchange Act and Rule 2.01 of Regulation S-X, and that none of its members has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries, nor has any member of such firm had any such connection during the past three years with the Company or any of its subsidiaries, in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

    Grant Thornton LLP, certified public accountants, audited the Company's consolidated financial statements for the fiscal year ended December 31, 1998.

    The Board recommends using KPMG Peat Marwick LLP as the Company's auditors in view of the fact that they act as auditors for two of the Company's subsidiaries, Investor Group in Hungary (a major portion of IIC's business) and Israel Tractors and Equipment Company Limited in Israel. The Board believes that using KPMG as IIC's auditors for the Company as well will allow more efficient preparation of the Company's financial statements and other undertakings.

    The ratification requires a majority vote of those shares of Common Stock represented at the Annual Meeting. Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so and are expected to be able to respond to appropriate questions.

                             ---------------------

                                 OTHER MATTERS

    Management does not intend to present to the meeting any matters other than the matters referred to herein, and as of this date Management does not know of anything that will be presented by other parties. However, if any other matter shall properly come before the meeting, it is the intention of the persons named in the attached proxy to vote thereon in accordance with their best judgment on such matters.

                           2000 STOCKHOLDER PROPOSALS

    Proposals of security holders intended to be presented at the 2000 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Exchange Act must be received by the Company, at its principal executive offices, for inclusion in the Company's proxy statement for that meeting, no later than June 2, 2000. The Company's Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2000 Proxy Statement.

                             SOLICITATION OF PROXIES

    The expense of this solicitation, expected to be nominal, will be borne by the Company. Solicitation will be made only by the use of the mails, except that, if necessary, officers, directors and regular employees of the Company may make solicitations of proxies by telephone or telecopier. The Company may also request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons, and the Company may reimburse them for their expenses in so doing. This Proxy Statement and the accompanying Proxy are first being sent to the Company's stockholders commencing on or about September 30, 1999.

                             ADDITIONAL INFORMATION


    Investors who wish to participate in the meeting may go to the New York Video Conference Center at 24 West 40th Street, New York, N.Y., at which there will be an open video conference call during the Annual Meeting.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10K FOR THE YEAR ENDED DECEMBER 31, 1998, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE ON REQUEST BY WRITING TO THE SECRETARY OF THE COMPANY, IIC INDUSTRIES INC., 420 LEXINGTON AVENUE, SUITE 300; NEW YORK, NEW YORK 10170-0399.


                                            Fortunee F. Cohen
                                            Secretary


New York, New York
September 30, 1999

                               IIC INDUSTRIES INC.
              THIS PROXY IS SOLICITED FROM HOLDERS OF COMMON STOCK
                       ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned common stockholder of IIC INDUSTRIES INC. (the "Company") does hereby appoint BERNARD SCHREIER, and MICHAEL WRESCHNER, and each of them, each with full power of substitution and revocation, to vote all of the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on October 28, 1999, and at any adjournment thereof, upon:


  1. ELECTION OF DIRECTORS:
     FOR ALL NOMINEES LISTED BELOW  [ ]               WITHHOLD AUTHORITY  [ ]
     (EXCEPT AS MARKED TO THE CONTRARY BELOW)  TO VOTE FOR NOMINEES LISTED BELOW

     Bernard Schreier, Michael M. Wreschner, John E. Smith, Wilfred Wyler and Alfred L. Simon.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
              OUT THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE).
      --------------------------------------------------------------------
  2. RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS:

                     FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

  3. THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                      FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO OTHER DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED HEREIN AND FOR PROPOSAL 2.


                          (PLEASE SIGN ON REVERSE SIDE)                   (OVER)

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby revokes any proxy or proxies heretofore given.

                                                DATED:             , 1999


                                                -------------------------------
                                                SIGNATURE

                                                -------------------------------
                                                SIGNATURE


                                                (Please sign exactly as your
                                                name appears above. If stock is
                                                owned in joint names, each
                                                joint owner must sign. If
                                                signing as executor,
                                                administrator, trustee,
                                                attorney or guardian, or as an
                                                officer of a corporation or
                                                general partner of a
                                                partnership, please also give
                                                your full title.)


                                                PLEASE SIGN AND RETURN THIS
                                                PROXY PROMPTLY IN THE ENCLOSED
                                                ENVELOPE. NO POSTAGE IS
                                                NECESSARY IF MAILED IN THE
                                                UNITED STATES.